Exhibit 10.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT#3

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 3 effective as of the 1st day of January 2008 (“Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma International III Limited, a Bermuda corporation (“AZUR”), as assignee of Alamo Pharmaceuticals, LLC, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005 and that Amendment #2 to Amended and Restated Development, License and Supply Agreement effective April 10, 2007 (“Amendment #2) (collectively, the “Agreement”).

WHEREAS, AZUR has determined that it would like to seek approval in Europe of dosage forms of the API formulated in the DuraSolv technology in addition to the OraSolv technology, with the intention that the DuraSolv formulations will replace the OraSolv formulations upon regulatory approval;

WHEREAS, AZUR would like CIMA to conduct certain activities in connection with the validation of three dosage forms of the API formulated in DuraSolv in blisters and bottles for Europe and CIMA is willing to perform such work, in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

2.	Clause (ii) in the definition of “Product” in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“(ii) 12.5 mg, 25 mg or 100 mg, of API formulated in OraSolv® or DuraSolv® technology for Europe subject to successful validation in accordance with this Agreement; provided that upon applicable regulatory approval, the DuraSolv® formulation will replace the corresponding OraSolv® formulation”

3.

Schedule B-2 attached to this Amendment #3 shall replace Exhibit B-2 attached to this Amendment #3. The parties shall in good faith mutually agree in writing upon any additional work, e.g., artwork for the European bottles and blisters, necessary to launch

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the Product, and compensation for such work.

4.	Schedule F shall be amended by adding the following sentence: “25mg and 100mg product for Europe will be packaged in both 100 count bottles and six-count blisters. 12.5mg product for Europe will be packaged in 100 count bottles only.”

5.	Unless otherwise set forth in this Amendment #3, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

6.	In the event of any conflict between this Amendment #3 and the Agreement, the terms of this Amendment #3 shall control.

7.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMA INTERNATIONAL III LIMITED

By:	/s/ R.K. Khankari	By:	/s/ JP Furey

Name:	R.K. Khankari	Name:	JP Furey

Title:	General Manager, CIMA VP, Worldwide Drug Delivery Technologies	Title:	Vice President

Date:	March 11, 2008	Date:	April 2, 2008

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Amended and Restated Development, License and Supply Agreement

Schedule B-2

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Development Activities, Duration and Costs Summary

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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